Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Adam Mauerberger, President and Chief Executive Officer and Chief Financial Officer of Atlantic Wine Agencies Inc. (the "Company"), certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the Quarterly Report on Form 10-QSB of the Company for the quarter ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ATLANTIC WINE AGENCIES INC.

Date: February 19, 2008	By:	/s/ Adam Mauerberger
Adam Mauerberger
President, Chief Financial Officer and Chairman of the Board